UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2025

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Colorado Avenue Suite 100E
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 30, 2025, Super League Enterprise, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers named on the signature page thereto (the “Purchasers”), which provides for the sale and issuance by the Company in a registered direct offering (the “Offering”) of an aggregate of (i) 3,190,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a purchase price of $0.12 per share (the “Shares”), and (ii) pre-funded warrants to purchase up to 2,393,334 shares of Common Stock at a purchase price of $0.11999 per pre-funded warrant (the “Pre-Funded Warrants” and, together with the Shares, the “Securities”), which represents the per share price for the Shares less the exercise price of $0.00001 per share. The Offering closed on June 2, 2025. The aggregate gross proceeds to the Company from the Offering were approximately $670,000, before deducting placement agent commissions and other estimated offering expenses. The Company intends to use the net proceeds of the Offering for working capital and general corporate purposes, as well as to repay a portion of the Company’s indebtedness.

On May 30, 2025, the Company also entered into a placement agent agreement (the “Placement Agent Agreement”) with Aegis Capital Corp. (the “Placement Agent”). Pursuant to the terms of the Placement Agent Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Securities in the Offering. The Company has agreed to pay the Placement Agent a cash fee equal to 8% of the aggregate gross proceeds from the sale of the Securities. The Company also agreed to reimburse the Placement Agent for certain expenses.

The Offering was made pursuant to a shelf registration statement filed with and declared effective by the Securities and Exchange Commission (the “SEC”) (Registration No. File No. 333-283812)(the “Registration Statement”), a base prospectus, dated December 20, 2024, included as part of the registration statement, and a prospectus supplement, dated June 2, 2025.

The Purchase Agreement and the Placement Agent Agreement each contain customary representations, warranties, agreements and conditions to closing, as well as indemnification rights and other obligations of the parties. Each of the Purchase Agreement and Placement Agent Agreement is filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Purchase Agreement or the Placement Agent Agreement. In particular, the representations, warranties, covenants and agreements contained in each of the Purchase Agreement or the Placement Agent Agreement, which were made only for purposes of each of the Purchase Agreement and Placement Agent Agreement, and as of specific dates, were solely for the benefit of the parties to each of the Purchase Agreement and Placement Agent Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to each such agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under Purchase Agreement nor the Placement Agent Agreement, and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Purchase Agreement and/or the Placement Agent Agreement.

The Placement Agent Agreement, form of Pre-Funded Warrant and Purchase Agreement are filed as Exhibits 1.1, 4.1, and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing is only a brief description of the terms of each of the Placement Agent Agreement, Pre-Funded Warrants and Purchase Agreement and does not purport to be a complete statement of the rights and obligations of the parties thereto and the transactions contemplated thereby and are qualified in their entirety by reference to the full text of each exhibit.

A copy of the legal opinion and consent of Disclosure Law Group, a Professional Corporation, relating to the shares of Common Stock is attached as Exhibit 5.1 hereto and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 8.01. Other Events.

On May 30, 2025, the Company issued a press release announcing the Offering and the pricing in the Offering. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

On June 2, 2025, the Company issued a press release announcing the closing of the Offering. The press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Offering, including, without limitation, the Company’s intended use of proceeds from the Offering, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as “will be,” “may,” “expects,” “believes,” “plans” and “intends” and other terms with similar meaning. You are cautioned that the forward-looking statements in this Current Report on Form 8-K are based on current beliefs, assumptions and expectations, speak only as of the date of this Current Report on Form 8-K and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, market conditions and the risk factors detailed in the Prospectus Supplement, which is a part of the Registration Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and those risk factors set forth from time to time in the Company’s other filings with the SEC. For the reasons discussed above, you should not place undue reliance on the forward-looking statements in this Current Report on Form 8-K. The Company undertakes no obligation to update the forward-looking statements set forth in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, unless required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

1.1*	Placement Agent Agreement, dated May 30, 2025, between Super League Enterprise, Inc. and Aegis Capital Corp.
4.1	Form of Pre-Funded Warrant
5.1	Opinion of Disclosure Law Group, a Professional Corporation
10.1*	Form of Securities Purchase Agreement, dated May 30, 2025, by and among Super League Enterprise, Inc. and the purchasers named therein
23.1	Consent of Disclosure Law Group, a Professional Corporation (included in Exhibit 5.1)
99.1	Press Release, dated May 30, 2025
99.2	Press Release, dated June 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: June 2, 2025	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer